As filed with the Securities and Exchange Commission on October 7, 1999.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-0560

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     JOHN HANCOCK INSTITUTIONAL SERIES TRUST
                (Name of Registrant as Specified in Its Charter)

                     JOHN HANCOCK INSTITUTIONAL SERIES TRUST
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or
    14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

[ ] Fee paid previously with preliminary materials.

[X] No fee required.

--------------------------------------------------------------------------------
                              Important Information
--------------------------------------------------------------------------------

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm
                                                                 October 7, 1999

Dear Shareholder:


I am writing to ask for your vote on an important matter concerning your investment in the John Hancock International Equity Fund.


As you know, John Hancock Advisers, Inc. serves as your fund's investment adviser. John Hancock Advisers International Limited serves as a subadviser to your fund, providing the fund with investment advice. To provide the fund with additional international advisory expertise, your fund's Trustees are asking you to approve a new subadvisory contract between the adviser and Indocam International Investment Services.



No Cost to Your Fund or Change in Investment Objective


Though this proposal requires your vote, please be assured that your fund will not bear the cost for either the voting process or making the changes. In addition, this proposal does not in any way signal a change in your fund's investment objective. Your fund's portfolio management team will continue to seek long-term growth of capital by investing primarily in a diversified portfolio of foreign stocks.

This proposal has been unanimously approved by your fund's Board of Trustees, who believe it will benefit you and your fellow shareholders. It is detailed in the enclosed proxy statement and summarized in the questions and answers on the following pages. I suggest you read both thoroughly before voting.


Your Vote Makes a Difference!

No matter what size your investment may be, your vote is critical. I urge you to review the enclosed materials and to complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings. For your convenience, we have provided a postage-paid envelope.


If you have any questions or need additional information, please contact your investment professional or call your Client Relationship Officer at 1-800-544-3577, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.


                              Sincerely,


                              /s/ Edward J. Boudreau, Jr.
                              ---------------------------
                              Edward J. Boudreau, Jr.
                              Chairman and CEO

Q&A

Q:    Who is Indocam International Investment Services?

A: Indocam International Investment Services (IIIS) is a wholly owned subsidiary of Indocam, the asset management affiliate of Credit Agricole, a French banking group. Indocam is an indirect subsidiary of certain holding companies of Caisse Nationale de Credit Agricole, one of the largest financial and industrial groups in Europe. As of December 31, 1998, the Indocam group had over $150 billion in assets worldwide.

      Indocam is a global investment firm, with a presence in financial centers around the world, including Paris, London, Frankfurt, Hong Kong, Tokyo, Singapore, New York and Boston. Based in Paris, Indocam is an asset management firm maintaining established relationships with institutional, corporate and individual investors around the world.

      In addition to other management responsibilities, Indocam International Investment Services serves as a subadviser to the John Hancock European Equity Fund. Indocam Asia Advisers Limited, an affiliate of IIIS and subsidiary of Indocam, serves as a subadviser to the John Hancock Pacific Basin Equities Fund.

Q: How can the addition of Indocam International Investment Services to the portfolio management team benefit me?


A: Upon approval of the proposed new subadvisory contract, the fund's day-to-day portfolio management responsibilities will be assumed by Indocam International Investment Services. Based in Paris, a team of portfolio managers at IIIS will be able to draw on the vast investment experience of strategists, analysts and portfolio managers in Indocam's offices around the world. Your fund's Trustees believe that the investment advice and local insight IIIS will be able to provide into international financial markets should benefit you and your fund.


Q: Does this change in portfolio management signify a change in the fund's investment objective and strategy?


A: No, this proposal does not in any way signal a change in your fund's investment objective or strategy. Your fund will continue to seek long-term growth of capital by investing primarily in a diversified portfolio of foreign stocks. To pursue this objective, your fund's portfolio management team will continue to identify investment opportunities by focusing on country allocation and stock selection.

Q: Will the addition of Indocam International Investment Services to the portfolio management team cause in increase in my fund's management fee?

A:    No, there will be no change to your fund's management fee.



Q:    How do I vote?

A: Most shareholders typically vote by completing, signing and returning the enclosed proxy card using the postage-paid envelope provided. If you prefer to vote in person, you are cordially invited to attend a meeting of shareholders of your fund, which will be held at 9:00 A.M. on December 1, 1999 at our 101 Huntington Avenue headquarters in Boston, Massachusetts. If you vote now, you will help avoid further solicitations.

                     JOHN HANCOCK INTERNATIONAL EQUITY FUND
              (a series of John Hancock Institutional Series Trust)
                              101 Huntington Avenue
                                Boston, MA 02199

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 1, 1999

This is the formal agenda for your fund's special meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of John Hancock International Equity Fund:

A special meeting of shareholders of your fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, December 1, 1999 at 9:00 A.M., Eastern Time, to consider the following:

1. A proposal to approve a new sub-investment management contract between John Hancock Advisers, Inc. and Indocam International Investment Services. Your board of trustees recommends that you vote FOR this proposal.



2.    Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on September 14, 1999 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. Please take a few minutes to vote now.


                              By order of the board of trustees,
                              /s/Susan S. Newton
                              ------------------
                              Secretary
October 7, 1999
KB0PX 10/99

                               PROXY STATEMENT OF
                     JOHN HANCOCK INTERNATIONAL EQUITY FUND
              (a series of John Hancock Institutional Series Trust)

This proxy statement contains the information you should know before voting on the proposals as summarized below.


Your fund will furnish without charge a copy of its most recent annual report to any shareholder upon request. Shareholders who want to obtain a copy of the fund's annual report should direct all written requests to the attention of the fund, 101 Huntington Avenue, Boston, Massachusetts 02199 or call John Hancock Funds at 1-800-755-4371.


                                  INTRODUCTION

This proxy statement is being used by the board of trustees of your fund to solicit proxies to be voted at a special meeting of shareholders of your fund. This meeting will be held at the principal executive offices of the fund, 101 Huntington Avenue, Boston, Massachusetts on Wednesday, December 1, 1999 at 9:00 A.M., Eastern Time. The purpose of the meeting is to consider:

1. A proposal to approve a new sub-investment management contract between John Hancock Advisers, Inc. and Indocam International Investment Services.

2.    Any other business that may properly come before the meeting.

This proxy statement and the proxy card are being mailed to fund shareholders on or about October 7, 1999.

Who is Eligible to Vote?

Shareholders of record on September 14, 1999 are entitled to attend and vote on each proposal at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholder instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted "for" the proposals. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                   PROPOSAL 1

                                APPROVAL OF A NEW
                       SUB-INVESTMENT MANAGEMENT CONTRACT

John Hancock Advisers, Inc. (the "adviser") serves as your fund's investment adviser and is responsible for providing the fund with a continuous investment program under an investment management contract dated March 30, 1995 (the "management contract"). The management contract was approved by the shareholders of the fund on March 30, 1995.


The adviser hired John Hancock Advisers International Limited ("JHAI") to serve as a sub-investment adviser to the fund under a sub-investment management contract dated March 30, 1995 (the "existing contract"). JHAI, subject to the review of the fund's trustees and the overall supervision of the adviser, provides the fund with investment advice. The existing contract was approved by shareholders of the fund on March 30, 1995.

At a meeting of your fund's trustees held on September 14, 1999, the trustees, including all of the independent trustees (those who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), unanimously approved and voted to recommend that shareholders of your fund approve a new subadvisory contract (the "proposed contract") between the adviser and Indocam International Investment Services ("IIIS"). The form of proposed contract is attached to this proxy statement as Exhibit A.


Pursuant to the proposed contract, IIIS will serve as a co-subadviser to the fund, together with JHAI, in order to provide the fund with additional international advisory expertise. IIIS, with its principal office in Paris, France, will be able to provide the fund with investment advice and local insight into European and other international financial markets.

Approval of the proposed contract will not result in any increase in fees payable by the fund. As with JHAI under the existing contract, the adviser will be solely responsible for paying the subadvisory fee to IIIS under the proposed contract.

Under the proposed contract, IIIS will provide the fund with advice and recommendations regarding the fund's investments. IIIS will also provide the fund on a continuous basis with economic, financial and political information, research and assistance concerning international markets.

Indocam International Investment Services


IIIS is organized under the laws of France and is a wholly owned subsidiary of Indocam, the asset management affiliate of Credit Agricole, a French Banking group. Indocam is an indirect subsidiary of certain holding companies of Caisse Nationale de Credit Agricole ("CNCA"), 91-93 Boulevard Pasteur, Paris, France, 75015, one of the largest financial and industrial groups in Europe. As of December 31, 1998, the Indocam group had over $150 billion in assets worldwide.

IIIS currently serves as investment adviser to The France Growth Fund, Inc., a registered closed-end investment company. In addition, IIIS serves as subadviser to three open-end investment companies (mutual funds): BNY Hamilton International Equity Fund, Victory International Growth Fund and John Hancock European Equity Fund. The asset size and the fee rate payable to IIIS for each fund subadvised by them with a similar investment objective are as follows:

Fund                                         Fund Assets*            Fee Rate
--------------------------------------------------------------------------------
BNY Hamilton International Equity Fund       $7.7 million             0.425%
                                                                 (Sub-investment
                                                                 management fee)
Victory International Growth Fund            $133 million             0.550%
                                                                 (Sub-investment
                                                                 management fee)

*As of June 30, 1999.

Although IIIS operates on a fully independent basis and makes its own investment decisions in rendering investment advice, it has access to the extensive research and other resources of CNCA's group of affiliated entities. The investment personnel of IIIS also are employed by and act as investment personnel for Indocam and/or Indocam Hong Kong Limited, an affiliate of IIIS that serves as adviser to certain Asian country funds. The address of IIIS is 90 Boulevard Pasteur, Paris, France 75015.

The principal executive officer and the directors of IIIS are listed below, along with their principal occupations.

================================================================================
Name*                          Principal Occupation
================================================================================
Jean-Claude Kaltenbach         Chairman and Chief Executive Officer of IIIS.
Principal Executive Officer,
Chairman
--------------------------------------------------------------------------------
Ian Gerald McEvatt             Managing Director and Chief Investment
Director                       Officer of Indocam Hong Kong Ltd.
--------------------------------------------------------------------------------
Claude Rene Doumic             Chairman of Societe de Port de Tanger
Director                       (closed-end fund).
--------------------------------------------------------------------------------
Didier Guyot de la Pommeraye   International Development for Indosuez
Director                       Asset Management.
--------------------------------------------------------------------------------
Charles Denis Jules Vergnot    Chairman of Danubexsa.
Director
--------------------------------------------------------------------------------
Eric Harrison Jostrom          Chief Executive Officer and Chief
Director                       Investment Officer of Constitution
                               Management Company, Inc.
================================================================================

* The business address of each person listed is 90 Boulevard Pasteur, Paris, France 75015.

The Adviser


The adviser is a wholly owned subsidiary of The Berkeley Financial Group, Inc. (the "Berkeley Group"), which is a wholly owned subsidiary of John Hancock Subsidiaries, Inc., which is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company (the "Insurance Company"), John Hancock Place, P.O. Box 111, Boston, MA 02117. The adviser currently has more than $30 billion assets under management in its capacity as investment adviser to the fund and other funds in the John Hancock Group of Funds as well as other institutional accounts.


The principal executive officer and the directors of the adviser are listed below, along with their principal occupations.


================================================================================
Name and Address                        Principal Occupation
================================================================================
Edward J. Boudreau, Jr.                 Chairman and Chief Executive Officer of
Principal Executive Officer,            the adviser, the Berkeley Group, John
Chairman                                Hancock Funds, Inc., Sovereign Asset
101 Huntington Avenue                   Management Corporation, NM Capital
Boston, MA 02199                        Management, Inc., JHAI and First
                                        Signature Bank & Trust Company; Director
                                        of John Hancock Advisers International
                                        (Ireland) Ltd.
--------------------------------------------------------------------------------
Foster L. Aborn                         Vice Chairman and Chief Investment
Director                                Officer of the Insurance Company;
John Hancock Place                      Director of John Hancock Capital Growth
P.O. Box 111                            Management, Inc., the Berkeley Group,
Boston, MA 02117                        the adviser, John Hancock Funds, Inc.,
                                        Independence Investment Associates,
                                        Inc., John Hancock Capital Corporation
                                        and John Hancock Subsidiaries, Inc.
--------------------------------------------------------------------------------
Stephen L. Brown                        Chairman and Chief Executive Officer of
Director                                the Insurance Company; Director of the
John Hancock Place                      Berkeley Group, the adviser, John
P.O. Box 111                            Hancock Funds, Inc. and John Hancock
Boston, MA 02117                        Subsidiaries, Inc.
--------------------------------------------------------------------------------
David F. D'Alessandro                   Director of John Hancock Insurance
Director                                Agency, Inc., the adviser, the Berkeley
John Hancock Place                      Group, John Hancock Funds, Inc., John
P.O. Box 111                            Hancock Subsidiaries, Inc.; Chairman and
Boston, MA 02117                        Director, John Hancock Variable Life
                                        Insurance Company and John Hancock
                                        Mutual Life Insurance Company of
                                        America; Director, President and Chief
                                        Operating Officer of the Insurance
                                        Company.
================================================================================

================================================================================
Name and Address                        Principal Occupation
================================================================================
John M. DeCiccio                        Senior Vice President of the Insurance
Director                                Company; Director of the Berkeley Group,
John Hancock Place                      the adviser and John Hancock Funds, Inc.
P.O. Box 111
Boston, MA 02117
--------------------------------------------------------------------------------
William C. Fletcher                     President and Director of Independence
Director                                Investment Associates, Inc.; Director of
John Hancock Place                      Independence International Associates,
P.O. Box 111                            Inc., the Berkeley Group, the adviser,
Boston, MA 02117                        John Hancock Funds, Inc., Hancock
                                        Natural Resource Group, Inc. and Hancock
                                        Energy Resources Management, Inc.;
                                        Chairman and Director of JHM Capital
                                        Management, Inc.
--------------------------------------------------------------------------------
Maureen R. Ford                         President of broker/dealer distribution
Director                                of the Insurance Company; Director of
101 Huntington Avenue                   the adviser, the Berkeley Group, John
Boston, MA 02199                        Hancock Funds, Inc.; President and
                                        Director of John Hancock Insurance
                                        Agency, Inc.
--------------------------------------------------------------------------------
Anne C. Hodsdon                         Director, President and Chief Operating
Director, President, Chief              Officer of the adviser and the Berkeley
Operating Officer and                   Group; Director and Executive Vice
Chief Investment Officer                President of John Hancock Funds, Inc.;
101 Huntington Avenue                   President and Director of NM Capital
Boston, MA 02199                        Management, Inc. and Sovereign Asset
                                        Management Corporation; Director of John
                                        Hancock International (Ireland) Ltd. and
                                        JHAI.
--------------------------------------------------------------------------------
David A. King                           Chief Executive Officer, President and
Director                                Director of John Hancock Signature
John Hancock Place                      Services, Inc.; Chairman of Networking
P.O. Box 111                            Insurance Agency; Vice Chairman of First
Boston, MA 02117                        Signature Bank & Trust; Director of the
                                        adviser, the Berkeley Group and John
                                        Hancock Funds, Inc.; Senior Vice
                                        President of the Insurance Company.
================================================================================

================================================================================
Name and Address                        Principal Occupation
================================================================================
Jeanne M. Livermore                     Senior Vice President of the Insurance
Director                                Company; Director of the Berkeley Group,
John Hancock Place                      the adviser, John Hancock Funds, Inc.
P.O. Box 111                            and JHAI.
Boston, MA 02117
--------------------------------------------------------------------------------
Thomas E. Moloney                       Chief Financial Officer of the Insurance
Director                                Company; Director of the adviser, the
John Hancock Place                      Berkeley Group, John Hancock Funds,
P.O. Box 111                            Inc., John Hancock Realty Services and
Boston, MA 02117                        John Hancock Capital Corporation;
                                        Chairman of John Hancock Property &
                                        Casualty; Director and Chief Financial
                                        Officer of John Hancock Subsidiaries,
                                        Inc.; Director and Chairman of John
                                        Hancock Signature Services, Inc.
--------------------------------------------------------------------------------
Richard S. Scipione                     General Counsel of the Insurance
Director                                Company; Director of Sovereign Asset
John Hancock Place                      Management Corporation, NM Capital
P.O. Box 111                            Management, Inc., the Berkeley Group,
Boston, MA 02117                        the adviser, John Hancock Funds, Inc.
                                        and Signator Investors, Inc.
--------------------------------------------------------------------------------
Robert H. Watts                         Executive Vice President of Signator
Director                                Investors, Inc.; Senior Vice President
John Hancock Place                      of the Insurance Company; Director of
P.O. Box 111                            John Hancock Insurance Agency, Inc., the
Boston, MA 02117                        Berkeley Group, the adviser and JHAI.
================================================================================

John Hancock Advisers International Ltd.

JHAI is a wholly owned subsidiary of the adviser and currently manages more than $400 million in assets.

The principal executive officer and the directors of JHAI are listed below, along with their principal occupations.


================================================================================
Name and Address                        Principal Occupation
================================================================================
Edward J. Boudreau, Jr.                 Chairman and Chief Executive Officer of
Chairman                                the adviser, the Berkeley Group, John
101 Huntington Avenue                   Hancock Funds, Inc., Sovereign Asset
Boston, MA 02199                        Management Corporation, NM Capital
                                        Management, Inc., JHAI and First
                                        Signature Bank & Trust Company; Director
                                        of John Hancock Advisers International
                                        (Ireland) Ltd.
--------------------------------------------------------------------------------
John L. Wills                           Managing Director and Director of JHAI;
Managing Director                       Senior Vice President of adviser;
Duke's Court, 6th Floor                 Director of John Hancock Advisers
32-36 Duke Street St. James's           International (Ireland) Ltd.
London SWIY6DF
--------------------------------------------------------------------------------
Anne C. Hodsdon                         Director, President and Chief Operating
Director                                Officer of the adviser and the Berkeley
101 Huntington Avenue                   Group; Director and Executive Vice
Boston, MA 02199                        President of John Hancock Funds, Inc.;
                                        President and Director of NM Capital
                                        Management, Inc. and Sovereign Asset
                                        Management Corporation; Director of John
                                        Hancock International (Ireland) Ltd. and
                                        JHAI.
--------------------------------------------------------------------------------
Jeanne M. Livermore                     Senior Vice President of the Insurance
Director                                Company; Director of the Berkeley Group,
John Hancock Place                      the adviser, John Hancock Funds, Inc.
P.O. Box 111                            and JHAI.
Boston, MA 02117
--------------------------------------------------------------------------------
Robert H. Watts                         Executive Vice President of Signator
Director                                Investors, Inc.; Senior Vice President
John Hancock Place                      of the Insurance Company; Director of
P.O. Box 111                            John Hancock Insurance Agency, Inc., the
Boston, MA 02117                        Berkeley Group, the adviser and JHAI.
================================================================================

The Proposed and Existing Contracts

The following is a summary of the material terms of the proposed and existing contracts. In describing the proposed contract, this summary is qualified by reference to the form of proposed contract attached to this proxy statement as Exhibit A.

Compensation. The existing contract and the proposed contract (collectively, the "contracts") provide that JHAI or IIIS, as the case may be, is required to pay all expenses that it incurs in connection with the performance of its duties under the contract. The contracts also provide that the adviser, not the fund, will pay the subadvisory fees.

The proposed contract requires the adviser to pay quarterly to IIIS a subadvisory fee, which is accrued daily and on an annual basis is equal to 55% of the gross management fee received by the adviser with respect to the fund's average daily net assets.

The existing contract requires the adviser to pay JHAI a subadvisory fee, which is accrued daily, based on a percentage of the gross management fee received by adviser as follows:

      Average Daily Net Assets    Percent of Gross
           Managed by JHAI         Management Fees

         First $500 million              70%
      Amount over $500 million           90%

For the fund's fiscal year ended February 28, 1999, the adviser paid JHAI $53,170 in subadvisory fees.

If the proposed contract is approved by the fund's shareholders, JHAI will voluntarily limit its subadvisory fee to 0.05% of the fund's average daily net assets effective December 2, 1999 or such later date as determined by the officers of the fund.

Term. If approved by shareholders of the fund, the proposed contract will take effect on December 1, 1999 and will remain in effect until December 1, 2001. Thereafter, the proposed contract will continue in effect from year to year subject to the annual approval of its continuance as described below under "Provisions Contained in Both Contracts and in the Management Contract."

Provisions Contained in Both Contracts and in the Management Contract

Limitation of Liability. The management and the subadvisory contracts provide that the adviser, JHAI and IIIS are not liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the matters to which the respective contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the applicable adviser, JHAI or IIIS in the performance of its duties or from the reckless disregard of its obligations and duties under the contracts.

Termination, Continuance and Amendment. Continuance and Amendment. Except as described above for the proposed contract, each contract continues from year to year subject to annual approval of its continuance by a majority of the independent trustees, cast in person at a meeting called for the purpose of voting on such approval, and annual approval by either (a) your fund's trustees, or (b) a majority of your fund's outstanding voting securities, as defined in the 1940 Act. Each contract may be terminated at any time without penalty on 60 days' written notice by the trustees, by a vote of a majority of the fund's outstanding voting securities, or by the adviser, JHAI or IIIS, as the case may be. Each contract terminates automatically in the event of its assignment or in the event that the adviser ceases to act as the fund's investment adviser.

Use of Name "John Hancock." Under the management contract and the existing contract, if the adviser ceases to act as the fund's investment adviser, the fund (to the extent that it lawfully can) must cease to use the name "John Hancock International Equity Fund" or any name derived from the name "John Hancock" or any other name indicating that the fund is advised by or otherwise associated with the adviser.

The Management Contract

Under the management contract, the adviser, subject to the direction of the trustees, provides the fund with a continuous investment program for the management of its assets, consistent with the fund's investment objective and policies. The adviser furnishes the fund with advice and recommendations consistent with the investment policies of the fund regarding the purchase, holding and disposition of portfolio securities. The adviser:

o advises the fund in connection with policy decisions to be made by the trustees;

o furnishes the fund with research, economic and statistical data in connection with the fund's investments and policies;

o     provides day-to-day administration;

o investigates and conducts relations with issuers of securities to be purchased by the fund;

o provides required reports and recommendations to the trustees and maintains the records of the fund; and

o assists the fund in any negotiations relating to the fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors.

The adviser provides the fund with office space, supplies and other facilities required for the business of the fund. The adviser pays the compensation of all officers and employees of the fund and pays the expenses of clerical services related to the administration of the fund. Other than expenses specifically assumed by the adviser, all expenses incurred in the continuing operation of the fund are borne by the fund, including fees of the independent trustees and all fees of lawyers and accountants. Also, the Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The Fund pays an investment management fee to the adviser approximately equivalent on an annual basis to a stated percentage of the average daily net assets of the fund as set forth below:

            Net Asset Value       Annual Rate

          First $500 million         0.90%
       Amount over $500 million      0.65%

The adviser has voluntarily agreed to reduce management fees and other expenses payable in order to limit the fund's total operating expenses to 1.00% of the fund's average daily net assets. This agreement may not be modified or discontinued by the adviser at least until July 1, 2000. During the fiscal year ended February 28, 1999, the adviser did not receive any management fees from the Fund.

Analysis of Proposal and Review of Trustees

The trustees have determined that the terms of the proposed contract are fair and reasonable. In approving the proposed contract and recommending its approval by the shareholders of the fund, the trustees, including the independent trustees, considered the best interest of the shareholders of the fund and took into account all factors they deemed relevant.


In evaluating the proposed contract, the trustees carefully reviewed materials furnished by the adviser relating to IIIS and its affiliates and their personnel, operations and financial condition. The trustees considered the extensive international investment management expertise of IIIS as beneficial to the fund. The trustees also deemed important the favorable history, reputation and qualification of IIIS' parent company, Credit Agricole, and the level of resources available to IIIS through Credit Agricole and its subsidiaries in providing investment subadvisory services to the fund. Additionally, the trustees considered that JHAI will voluntarily agree to limit its subadvisory fee to 0.05% of the fund's average daily net assets effective as of December 1, 1999 or such later date as determined by the officers of the fund. Other factors deemed important by the trustees in making their recommendation are (i) the possibility of benefits that may be realized by the fund as a result of IIIS serving as the fund's investment subadviser; and (ii) other factors deemed relevant by the trustees.


The trustees also considered possible benefits to IIIS under the proposed contract, including the ability of IIIS (a) to cause the fund to execute securities transactions with brokers that are affiliated with Credit Agricole, subject to compliance with the requirements of the 1940 Act and procedures adopted by, and with the oversight of, the trustees and (b) to obtain soft dollar brokerage and research services from brokers that are not affiliated with Credit Agricole who effect securities transactions on behalf of the fund. Throughout the review process the independent trustees were advised by their independent legal counsel, who was not counsel to the trust, the adviser, JHAI or IIIS.

Trustees' Evaluation and Recommendation

The trustees, including all of the independent trustees, by a vote cast at a meeting held on September 14, 1999 unanimously approved and voted to recommend to the shareholders of the fund that they adopt the proposed contract. If the shareholders of the fund approve the proposed contract, the proposed contract will take effect as of December 1, 1999.

The trustees of your fund recommend that the shareholders of your fund vote "for" the proposed contract.



                         VOTING RIGHTS AND REQUIRED VOTE

Each share of your fund is entitled to one vote for each proposal. Approval of each proposal requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means with respect to each proposal the vote of the lesser of:

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy,

      or

(2)   more than 50% of the outstanding shares of the fund.

Shares of your fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted in accordance with clause (1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether a proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies


In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of the adviser, the fund's principal distributor, John Hancock Funds, Inc., and the fund's transfer agent, John Hancock Signature Services, Inc., or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services at a cost of approximately $555, which will be paid by the adviser.

The mailing address of the fund, the adviser and the underwriter, John Hancock Funds, Inc. is 101 Huntington Avenue, Boston, Massachusetts 02199.


Revoking Proxies

A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

o By filing a written notice of revocation with your fund's transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000,

o By returning a duly executed proxy with a later date before the time of the meeting, or

o If a shareholder has executed a proxy but is present at the meeting and wants to vote in person, by notifying the secretary of the fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum


As of September 14, 1999, 729,113 shares of beneficial interest of the fund were outstanding. Only shareholders of record on September 14, 1999 (record date) are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business.


Other Business

The fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, the fund may also arrange to have votes recorded by telephone by officers and employees of the fund or by personnel of the adviser or transfer agent. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. The fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

                        OWNERSHIP OF SHARES IN THE FUNDS

To the knowledge of the fund, as of September 14, 1999, the following persons beneficially owned 5% or more of the outstanding shares of your fund.

      Name and Address                             Number of Shares Owned
      ----------------                             ----------------------

Gilbane Profit Sharing Plan                                23.95%
7 Jackson Walkway
Providence, RI 02903

John Hancock Advisers, Inc.                                17.75%
101 Huntington Avenue
Boston, MA 02199

Mendes & Mount, LLP                                        11.76%
750 Seventh Avenue
New York, NY 10019

Mendes & Mount, LLP                                         9.57%
750 Seventh Avenue
New York, NY 10019

King Provision Corporation &                                9.24%
Southern Industrial Corporation
9009 Regency Square Boulevard
Jacksonville, FL 32211

Southern Industrial 401K Plan                               8.01%
David A. Stein
6750 Epping Forest Way N Apt. 1
Jacksonville, FL 32217-2688

P.B. & S Chemical Company 401K plan                         6.54%
JHSS Retirement Services Group
101 Huntington Avenue
Boston, MA 02199

Texon USA, Inc.                                             5.06%
Attn: Jack Dempsey
1190 Huntington Road
Russell, MA 01071

As of September 14, 1999, the trustees and officers of the fund owned in the aggregate less than 1% of the outstanding shares of the fund.

                                    EXHIBIT A

                     JOHN HANCOCK INSTITUTIONAL SERIES TRUST

                     John Hancock International Equity Fund
                       Sub-Investment Management Contract
                             Dated December 1, 1999

                           JOHN HANCOCK ADVISERS, INC.
                              101 Huntington Avenue
                           Boston, Massachusetts 02199

                     JOHN HANCOCK INSTITUTIONAL SERIES TRUST
                     John Hancock International Equity Fund
                              101 Huntington Avenue
                           Boston, Massachusetts 02199

                    INDOCAM INTERNATIONAL INVESTMENT SERVICES
                              90 Boulevard Pasteur
                               Paris, FRANCE 75015

                       Sub-Investment Management Contract

Ladies and Gentlemen:

      John Hancock Institutional Series Trust (the "Trust") has been organized as a business trust under the laws of The Commonwealth of Massachusetts to engage in the business of an investment company. The Trust's shares of beneficial interest may be classified into series, each series representing the entire undivided interest in a separate portfolio of assets. Series may be established or terminated from time to time by action of the Board of Trustees of the Trust. As of the date hereof, the Trust has eleven series of shares, representing interests in John Hancock Active Bond Fund, John Hancock Dividend Performers Fund, John Hancock Independence Balanced Fund, John Hancock Independence Diversified Core Equity Fund II, John Hancock Core Growth Fund, John Hancock Independence Medium Capitalization Fund, John Hancock Core Value Fund, John Hancock International Equity Fund, John Hancock Medium Capitalization Growth Fund, John Hancock Small Capitalization Growth Fund and John Hancock Small Capitalization Value Fund.

      The Board of Trustees of the Trust (the "Trustees") has selected John Hancock Advisers, Inc. (the "Adviser") to provide overall investment advice and management for the John Hancock International Equity Fund (the "Fund"), and to provide certain other services, under the terms and conditions provided in the Investment Management Contract, dated March 30, 1995, between the Trust, the Fund and the Adviser (the "Investment Management Contract").

      The Adviser and the Trustees have selected Indocam International Investment Services (the "Sub-Adviser") to provide the Adviser and the Fund with the advice and services set forth below, and the Sub-Adviser is willing to provide such advice and services, subject to the review of the Trustees and overall supervision of the Adviser, under the terms and conditions hereinafter set forth. The Sub-Adviser hereby represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Accordingly, the Trust, on behalf of the Fund, and the Adviser agree with the Sub-Adviser as follows:

1. Delivery of Documents. The Trust has furnished the Sub-Adviser with copies, properly certified or otherwise authenticated, of each of the following:

(a) Declaration of Trust of the Trust, dated October 31, 1994, as amended from time to time (the "Declaration of Trust");

(b)   By-Laws of the Trust as in effect on the date hereof;

(c) Resolutions of the Trustees approving the form of this Agreement by and among the Adviser, the Sub-Adviser and the Trust, on behalf of the Fund;

(d) Resolutions of the Trustees selecting the Adviser as investment adviser for the Fund and approving the form of the Investment Management Contract;

(e)   the Investment Management Contract;

(f)   the Fund's portfolio compliance checklists;

(g) the Fund's current Registration Statement, including the Fund's Prospectus and Statement of Additional Information; and

(h)   the Fund's Code of Ethics.

The Trust will furnish to the Sub-Adviser from time to time copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any.

2. Investment Services. The Sub-Adviser will use its best efforts to provide to the Fund continuing and suitable investment advice with respect to investments, consistent with the investment policies, objectives and restrictions of the Fund as set forth in the Fund's Prospectus and Statement of Additional Information. In the performance of the Sub-Adviser's duties hereunder, subject always (x) to the provisions contained in the documents delivered to the Sub-Adviser pursuant to Section 1, as each of the same may from time to time be amended or supplemented, and (y) to the limitations set forth in the Registration Statement of the Trust, on behalf of the Fund, as in effect from time to time under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), the Sub-Adviser will have investment discretion with respect to the Fund and will, at its own expense:

(a) furnish the Adviser and the Fund with advice and recommendations, consistent with the investment policies, objectives and restrictions of the Fund as set forth in the Fund's Prospectus and Statement of Additional Information, with respect to the purchase, holding and disposition of portfolio securities including the purchase and sale of options;

(b) furnish the Adviser and the Fund with advice as to the manner in which voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets shall be exercised, the Fund having the responsibility to exercise such voting and other rights;

(c) furnish the Adviser and the Fund with research, economic and statistical data in connection with the Fund's investments and investment policies;

(d) submit such reports relating to the valuation of the Fund's securities as the Trustees may reasonably request;

(e) subject to prior consultation with the Adviser, engage in negotiations relating to the Fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;

(f) consistent with provisions of Section 7 of this Agreement, place orders for the purchase, sale or exchange of portfolio securities with brokers or dealers selected by the Adviser or the Sub-Adviser, provided that in connection with the placing of such orders and the selection of such brokers or dealers the Sub-Adviser shall seek to obtain execution and pricing within the policy guidelines determined by the Trustees and set forth in the Prospectus and Statement of Additional Information of the Fund as in effect and furnished to the Sub-Adviser from time to time;

(g) from time to time or at any time requested by the Adviser or the Trustees, make reports to the Adviser or the Trust of the Sub-Adviser's performance of the foregoing services;

(h) subject to the supervision of the Adviser, maintain all books and records with respect to the Fund's securities transactions required by the 1940 Act, and preserve such records for the periods prescribed therefor by the 1940 Act (the Sub-Adviser agrees that such records are the property of the Trust and copies will be surrendered to the Trust promptly upon request therefor);

(i) give instructions to the Fund's custodian as to deliveries of securities to and from such custodian and transfer of payment of cash for the account of the Fund, and advise the Adviser on the same day such instructions are given; and

(j) cooperate generally with the Fund and the Adviser to provide information necessary for the preparation of registration statements and periodic reports to be filed with the Securities and Exchange Commission, including Form N-1A, periodic statements, shareholder communications and proxy materials furnished to holders of shares of the Fund, filings with state "blue sky" authorities and with United States agencies responsible for tax matters, and other reports and filings of like nature.

3. Expenses Paid by the Sub-Adviser. The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone, telecommunications and other facilities it is obligated to provide in order to perform the services specified in Section 2, and any other expenses incurred by it in connection with the performance of its duties hereunder.

4. Expenses of the Fund Not Paid by the Sub-Adviser. The Sub-Adviser will not be required to pay any expenses which this Agreement does not expressly make payable by the Sub-Adviser. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 3, the Sub-Adviser will not be required to pay under this Agreement:

(a) the compensation and expenses of Trustees and of independent advisers, independent contractors, consultants, managers and other agents employed by the Trust or the Fund other than through the Sub-Adviser;

(b)   legal, accounting and auditing fees and expenses of the Trust or the Fund;

(c) the fees and disbursements of custodians and depositories of the Trust or the Fund's assets, transfer agents, disbursing agents, plan agents and registrars;

(d) taxes and governmental fees assessed against the Trust or the Fund's assets and payable by the Trust or the Fund;

(e) the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders of the Trust or the Fund except that the Sub-Adviser shall bear the costs of providing the information referred to in Section 2(j) to the Adviser;

(f)   brokers' commissions and underwriting fees; and

(g) the expense of periodic calculations of the net asset value of the shares of the Fund.

5. Compensation of the Sub-Adviser. For all services to be rendered, facilities furnished and expenses paid or assumed by the Sub-Adviser as herein provided for the Fund, the Adviser will pay the Sub-Adviser quarterly, in arrears, a fee at the annual rate of 55% of the investment advisory fee received by the Adviser.

      The "average daily net assets" of the Fund shall be determined on the basis set forth in the Fund's Prospectus or otherwise consistent with the 1940 Act and the regulations promulgated thereunder. The Sub-Adviser will receive a pro rata portion of such fee for any periods in which the Sub-Adviser advises the Fund less than a full quarter. The Fund shall not be liable to the Sub-Adviser for the Sub-Adviser's compensation hereunder. Calculations of the Sub-Adviser's fee will be based on average net asset values as provided by the Adviser.

      In addition to the foregoing, the Sub-Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by it. Any such fee reduction or undertaking may be discontinued or modified by the Sub-Adviser at any time.

6. Other Activities of the Sub-Adviser and Its Affiliates. Nothing herein contained shall prevent the Sub-Adviser or any associate of the Sub-Adviser from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, understood that officers, directors and employees of the Sub-Adviser or its affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, to other investment advisory clients of the Sub-Adviser or its affiliates and to said affiliates themselves.

7. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Adviser nor any of its investment management subsidiaries nor any of such investment management subsidiaries' directors, officers or employees will act as principal or agent or receive any commission, except as may be permitted by the 1940 Act and rules and regulations promulgated thereunder. The Sub-Adviser shall not knowingly recommend that the Fund purchase, sell or retain securities of any issuer in which the Sub-Adviser has a financial interest without obtaining prior approval of the Adviser prior to the execution of any such transaction.

      Nothing herein contained shall limit or restrict the Sub-Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Trust and Fund acknowledge the Sub-Adviser and its officers, affiliates, and employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of hereunder. The Sub-Adviser shall have no obligation to acquire with respect to the Fund, a position in any investment which the Sub-Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if in the sole discretion of the Sub-Adviser, it is not feasible or desirable to acquire a position in such investment on behalf of the Fund. Nothing herein contained shall prevent the Sub-Adviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.

8. No Partnership or Joint Venture. The Trust, the Fund, the Adviser and the Sub-Adviser are not partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

9. Name of the Trust and the Fund. The Trust and the Fund may use the name "John Hancock" or any name or names derived from or similar to the names "John Hancock Advisers, Inc." or "John Hancock Mutual Life Insurance Company" only for so long as this Agreement remains in effect. At such time as this Agreement shall no longer be in effect, the Trust and the Fund will (to the extent that they lawfully can) cease to use such a name or any other name indicating that the Fund is advised by or otherwise connected with the Adviser. The Fund acknowledges that it has adopted the name John Hancock International Equity Fund through permission of John Hancock Mutual Life Insurance Company, a Massachusetts insurance company, and agrees that John Hancock Mutual Life Insurance Company reserves to itself and any successor to its business the right to grant the nonexclusive right to use the name "John Hancock" or any similar name or names to any other corporation or entity, including but not limited to any investment company of which John Hancock Mutual Life Insurance Company or any subsidiary or affiliate thereof shall be the investment adviser.

10. Limitation of Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also employed by the Sub-Adviser, who may be or become an employee of and paid by the Trust or the Fund shall be deemed, when acting within the scope of his employment by the Trust or the Fund, to be acting in such employment solely for the Trust or the Fund and not as the Sub-Adviser's employee or agent.

11. Duration and Termination of this Agreement. This Agreement shall remain in force until June 30, 2001, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (a) a majority of the Trustees who are not interested persons of the Adviser, the Sub-Adviser, or (other than as Board members) of the Trust or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trustees or (ii) a majority of the outstanding voting securities of the Fund. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the Trust or the Fund by vote of a majority of the outstanding voting securities of the Fund, by the Trustees, the Adviser or the Sub-Adviser. Termination of this Agreement with respect to the Fund shall not be deemed to terminate or otherwise invalidate any provisions of any contract between the Sub-Adviser and any other series of the Trust. This Agreement shall automatically terminate in the event of its assignment or upon termination of the Investment Management Contract. In interpreting the provisions of this Section 11, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "assignment," "interested person" or "voting security"), shall be applied.

12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by
(a) the Trustees, including a majority of the Trustees who are not interested persons of the Adviser, the Sub-Adviser, or (other than as Board members) of the Trust or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

13. Governing Law. This Agreement shall be governed and construed in accordance with the laws of The Commonwealth of Massachusetts.

14. Severability. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be deemed invalid or unenforceable in whole or in part.

15. Miscellaneous. (a) The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The name John Hancock Institutional Series Trust is the designation of the Trustees under the Declaration of Trust dated October 31, 1994, as amended from time to time. The Declaration of Trust has been filed with the Secretary of The Commonwealth of Massachusetts. The obligations of the Trust and the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the Fund's property shall be bound. The Trust or the Fund shall not be liable for the obligations of any other series of the Trust. (b) Any information supplied by the Sub-Adviser, which is not otherwise in the public domain, in connection with the performance of its duties hereunder is to be regarded as confidential and for use only by the Fund and/or its agents, and only in connection with the Fund and its investments.


                  Yours very truly,

                  JOHN HANCOCK INSTITUTIONAL SERIES TRUST
                  on behalf of John Hancock International Equity Fund

                  By: ______________________________________

                                President


The foregoing contract is hereby agreed to as of the date hereof.

                  JOHN HANCOCK ADVISERS, INC.

                  By: ______________________________________

                                President


                  INDOCAM INTERNATIONAL INVESTMENT SERVICES

                  By: ______________________________________

                  Name:
                  Title:

                               ===================

                                      Thank
                                       You

                                   for mailing
                                 your proxy card
                                    promptly!

                               ===================

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm


John Hancock Funds, Inc., Member NASD
101 Huntington Avenue, Boston, MA 02199-7603
1-800-755-4371  1-800-554-6713 (TDD)


John Hancock(R)
                                                                     KB0PX 10/99

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm


                           VOTE THIS PROXY CARD TODAY!
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS

                                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

JOHN HANCOCK INTERNATIONAL EQUITY FUND
A SERIES OF JOHN HANCOCK INSTITUTIONAL SERIES TRUST

                SPECIAL MEETING OF SHAREHOLDERS- DECEMBER 1, 1999

The undersigned, revoking previous proxies, hereby appoint(s) Edward J. Boudreau, Jr., Anne C. Hodsdon, Susan S. Newton and James J. Stokowski, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock International Equity Fund ("International Equity") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of International Equity to be held at 101 Huntington Avenue, Boston, Massachusetts 02199, on December 1, 1999 at 9:00 a.m., eastern time, and any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated October 7, 1999 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal.


Date___________________________________, 1999


o Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible.

o Please sign exactly as your name or names appear left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

o If a Corporation, please sign in full corporate name by president or other authorized officer.

o    If a partnership, please sign in partnership name by authorized person


----------------------------------------
Signature(s)

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm


                           VOTE THIS PROXY CARD TODAY!
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS

Specify your desired action by a check mark in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of Item 1. The persons named as proxies have discretionary authority which they intend to exercise in favor of the proposals referred to and according to their best judgment as to any other matters which properly come before the meeting.

              Please vote by filling in the appropriate box below.


1 To approve a new sub-investment management contract between John Hancock Advisers, Inc. and Indocam International Investment Services.

         FOR        AGAINST        ABSTAIN

        [   ]        [   ]          [   ]


           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD